Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes

The components of income tax expense were:

	Year ended December 31,
(in millions)	2011	2010	2009
Current:
Federal	$3,352	1,425	(3,952)
State and local	468	548	(334)
Foreign	52	78	164
Total current	3,872	2,051	(4,122)
Deferred:
Federal	3,088	4,060	8,709
State and local	471	211	794
Foreign	14	16	(50)
Total deferred	3,573	4,287	9,453
Total	$7,445	6,338	5,331

The tax effects of our temporary differences that gave rise to significant portions of these deferred tax assets and liabilities are presented in the following table.

	December 31,
(in millions)	2011	2010
Deferred tax assets
Allowance for loan losses	$6,955	8,157
Deferred compensation
and employee benefits	4,115	3,473
Accrued expenses	1,598	1,989
PCI loans	3,851	4,933
Basis difference in investments	2,104	2,598
Net operating loss and tax
credit carry forwards	1,701	1,514
Other	402	1,891
Total deferred tax assets	20,726	24,555
Deferred tax assets valuation allowance	(918)	(711)

Deferred tax liabilities
Mortgage servicing rights	(7,388)	(8,020)
Leasing	(4,344)	(3,703)
Mark to market, net	(4,027)	(5,161)
Intangible assets	(2,608)	(3,322)
Net unrealized gains on
securities available for sale	(2,619)	(3,243)
Other	(3,736)	(2,875)
Total deferred tax liabilities	(24,722)	(26,324)
Net deferred tax
asset (liability)	$(4,914)	(2,480)

       Deferred taxes related to net unrealized gains (losses) on securities available for sale, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23). These associated adjustments increased OCI by $1.1 billion in 2011.

       We have determined that a valuation allowance is required for 2011 in the amount of $918 million primarily attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.

       At December 31, 2011, we had net operating loss and credit carry forwards with related deferred tax assets of $1.6 billion and $81 million, respectively. If these carry forwards are not utilized, they will expire in varying amounts through 2031.

       At December 31, 2011, we had undistributed foreign earnings of $1.2 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $339 million of income tax liability on these earnings.

       The following table reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Effective January 1, 2009, we adopted new accounting guidance that changed the way noncontrolling interests are presented in the income statement such that the consolidated income statement includes amounts from both Wells Fargo interests and the noncontrolling interests. As a result, our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

	December 31,
	2011		2010		2009
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$8,160	35.0%	$6,545	35.0%	$6,162	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of
federal income tax benefit	730	3.1	586	3.1	468	2.7
Tax-exempt interest	(334)	(1.4)	(283)	(1.5)	(260)	(1.5)
Excludable dividends	(247)	(1.1)	(258)	(1.3)	(253)	(1.4)
Tax credits	(735)	(3.2)	(577)	(3.1)	(533)	(3.0)
Life insurance	(222)	(1.0)	(223)	(1.2)	(257)	(1.5)
Leveraged lease tax expense	272	1.2	461	2.5	400	2.3
Other (1)	(179)	(0.7)	87	0.4	(396)	(2.3)
Effective income tax expense and rate	$7,445	31.9%	$6,338	33.9%	$5,331	30.3%

(1)       Includes other deductible dividends of $(57) million for 2011, $(33) million for 2010, and $(29) million for 2009.

       The effective tax rate for 2011 decreased primarily due to tax benefits from the realization for tax purposes of a previously written down investment, a decrease in tax expense associated with leveraged leases, as well as tax benefits related to charitable donations of appreciated securities.

       The change in unrecognized tax benefits follows:

	Year ended
	December 31,
(in millions)	2011	2010
Balance at beginning of year	$5,500	4,921
Additions:
For tax positions related to the current year	279	579
For tax positions related to prior years	255	301
Reductions:
For tax positions related to prior years	(358)	(111)
Lapse of statute of limitations	(75)	(148)
Settlements with tax authorities	(596)	(42)
Balance at end of year	$5,005	5,500

       Of the $5.0 billion of unrecognized tax benefits at December 31, 2011, approximately $3.3 billion would, if recognized, affect the effective tax rate. The remaining $1.7 billion of unrecognized tax benefits relates to income tax positions on temporary differences.

       We recognize interest and penalties as a component of income tax expense. As of December 31, 2011 and 2010, we have accrued approximately $871 million and $870 million for the payment of interest and penalties, respectively. We recognized in income tax expense in 2011 and 2010, interest and penalties of $32 million and $45 million, respectively.

       We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007; and Wachovia Corporation and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2006.

       We are routinely examined by tax authorities in various jurisdictions. The IRS is currently examining the 2007 through 2010 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. We are also litigating or appealing various issues related to our prior IRS examinations for the periods 1999 and 2003 through 2006. For Wachovia's 2003 through 2008 tax years, we are appealing various issues related to their IRS examinations. We have paid the IRS the contested income tax associated with these issues and refund claims have been filed for the respective years. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. While it is possible that one or more of these examinations may be resolved within the next twelve months, we do not anticipate that there will be a significant impact to our unrecognized tax benefits as a result of these examinations.

       During 2010, we filed a Notice of Appeal to the U.S. Court of Appeals for the Federal Circuit in connection with the adverse judgment of the U.S. Court of Federal Claims related to certain leveraged lease transactions that we entered into between 1997 and 2002. On April 15, 2011, the Federal Circuit affirmed the decision of the Court of Federal Claims. There was no adverse financial statement impact resulting from the Federal Circuit's decision.

       On September 30, 2011, we received an adverse decision from the U.S. District Court for the District of Minnesota in WFC Holdings Corp. v. United States, a case involving a lease restructuring transaction. There was no adverse financial statement impact from the decision. On December 1, 2011, we filed a Notice of Appeal to the U.S. Court of Appeals for the Eighth Circuit.

We estimate that our unrecognized tax benefits will not change significantly during the next 12 months.